UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02575

Morgan Stanley Liquid Asset Fund Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Kevin Klingert 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	August 31, 2013

Date of reporting period:	August 31, 2013

Item 1 - Report to Shareholders

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Kevin Klingert
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Adviser

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its directors. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2013 Morgan Stanley

ILAANN
736480 EXP [10/31/14]

INVESTMENT MANAGEMENT

Morgan Stanley
Liquid Asset Fund Inc.

Annual Report

August 31, 2013

Morgan Stanley Liquid Asset Fund Inc.

Table of Contents

Welcome Shareholder	3
Fund Report	4
Expense Example	8
Investment Advisory Agreement Approval	9
Portfolio of Investments	12
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Notes to Financial Statements	22
Financial Highlights	30
Report of Independent Registered Public Accounting Firm	31
U.S. Privacy Policy	32
Director and Officer Information	37

Welcome Shareholder,

We are pleased to provide this annual report, in which you will learn how your investment in Morgan Stanley Liquid Asset Fund Inc. performed during the latest twelve-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the year ended August 31, 2013

Market Conditions

Overall economic growth in the U.S. was moderate during the 12-month reporting period. Gross domestic product (GDP) growth averaged 1.65 percent over the past four calendar quarters (ended June 30, 2013), but in second quarter of 2013 registered at 2.5 percent. The second quarter growth rate was notable in that it was revised upward to 2.5 percent from an initial reading of only 1.7 percent. This puts growth for the first half of 2013 on a firmer footing of 1.8 percent, which was remarkable given that sequestration (automatic federal budget cuts and payroll tax increases that went into effect earlier in 2013) has been a drag on the economy this year. However, this impact is likely to diminish as the year progresses.

Average monthly job gains strengthened in the third and fourth quarters of 2012, averaging 152,000 and 208,000, respectively. The trend continued into 2013 with first quarter average jobs gains of 207,000, with 332,000 jobs created during February alone, the best level in a year. Second quarter 2013 started out with slightly weaker job data but added a combined 70,000 jobs to April and May, lifting average job gains to 196,000 for the quarter. The unemployment rate gradually declined over the much of the period, from 7.8 percent in September 2012 to 7.4 percent in July 2013. However, the rate itself still is elevated and will continue to be a focus of Federal Reserve (Fed) policy, although it is creeping closer to the 7.0 percent threshold that the Fed has established for ending its latest quantitative easing (QE) program.

Toward the end of 2012, market sentiment focused on several regulatory developments. The first was the possible expiration of Federal Deposit Insurance Corporation (FDIC)-insured, non-interest bearing transaction accounts (TAG) at the end of 2012. Ultimately, Congress did not act to extend the program and FDIC insurance for these accounts expired on December 31, 2012, leaving account holders with direct bank risk as opposed to FDIC (government) risk. While TAG account holders faced many factors that influenced their decision whether to hold bank credit risk or not, market data suggests that a large portion of the accounts remained uninsured post TAG expiration.

The market's other regulatory concern during the period was the year-end expiration of the Fed's "Operation Twist" program and the front-end supply that Twist sales provided the market. There was clear anticipation that at its December Federal Open Market Committee (FOMC) meeting, the Fed would convey to the market its intention to implement a policy of outright Treasury purchases. At the December meeting, the Fed in fact took another step down the path of unprecedented policy accommodation. It changed from calendar-based guidance to economic data guidance, dropping the pledge to keep the target fed funds rate exceptionally low until mid-2015 and replacing it with data-based triggers. Namely, the Fed plans to keep rates exceptionally low as long as the unemployment rate is above 6.5 percent and inflation remains below 2.5 percent. In addition, as expected, the Fed's Twist program ended and was replaced/supplemented by additional asset purchases on top of its previously announced $40 billion per month of mortgage-backed securities purchases. The Fed began to purchase $45 billion per month of Treasury securities and plans to continue these purchases until the labor market "improves substantially."

The January 2013 FOMC meeting minutes proved to be somewhat "hawkish" (a more aggressive stance about inflation and interest rates), focusing on balance sheet expansion and the need to be prepared to alter the size of the Fed's monthly QE purchases. Several committee members suggested a tapering approach as they raised concern over heightened asset valuations and excessive risk taking. In his semi-annual testimony to Congress, Chairman Bernanke had a more "dovish" tone (favoring a slower approach toward inflation and interest rates) and reiterated his commitment to QE until substantial labor market improvements are seen. At its March meeting, the FOMC announced its intention to continue its $85 billion per month QE program with increased discussion on market conditions that could warrant a tapering of asset purchases. At its April meeting, the FOMC responded to an economic soft patch by turning the tables on potential QE tapering by stating it is "prepared to increase or reduce the pace of its purchases to maintain appropriate policy accommodation." With inflation substantially below its 2 percent long-run target, the FOMC has the flexibility to adjust bond purchases either positively or negatively in response to economic data. In a press conference after the June FOMC meeting, Chairman Bernanke said the Fed may start to scale back the QE program this year and end it in mid-2014 if the Fed is confident economic gains can be sustained. His comments regarding tapering QE purchases contributed to the rise in long-term interest rates experienced in late June.

Performance Analysis

As of August 31, 2013, Morgan Stanley Liquid Asset Fund Inc. had net assets of approximately $9.2 billion and an average portfolio maturity of 31 days. For the 12-month period ended August 31, 2013, the Fund provided a total return of 0.01 percent. For the seven-day period ended August 31, 2013, the Fund provided an effective annualized yield of 0.01 percent (subsidized) and –0.29 percent (non-subsidized) and a current yield of 0.01 percent (subsidized) and –0.29 percent (non-subsidized), while its 30-day moving average yield for August was 0.01 percent (subsidized) and –0.29 percent (non-subsidized). Yield quotations more closely reflect the current earnings of the Fund. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

We remain quite comfortable in our conservative approach to managing the Fund. We believe our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity position of the Fund, has put us in a favorable position to respond to market uncertainty. Our investment philosophy continues to revolve around prudent credit and risk management and portfolios that are positioned defensively and with very high levels of liquidity.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION as of 08/31/13
Repurchase Agreements	37.7%
Commercial Paper	22.0
Certificates of Deposit	16.3
Floating Rate Notes	11.5
Extendible Floating Rate Notes	8.9
Tax-Exempt Instruments	2.5
Time Deposits	1.1
MATURITY SCHEDULE as of 08/31/13
1 - 30 Days	67.2%
31 - 60 Days	8.6
61 - 90 Days	13.3
91 - 120 Days	5.1
121 + Days	5.8

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Portfolio composition and maturity schedule are as a percentage of total investments.

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund invests in high quality, short-term debt obligations. In selecting investments, the "Adviser" Morgan Stanley Investment Management Inc., seeks to maintain the Fund's share price at $1.00. The Fund's investments include the following money market instruments: corporate obligations (including but not limited to commercial paper); debt obligations of U.S.-regulated banks (including U.S. branches or subsidiaries of foreign banks) and instruments secured by those obligations (including certificates of deposit and commercial paper); certificates of deposit of savings banks and savings and loan associations; debt obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"); municipal obligations, including tax-exempt variable rate demand notes; repurchase agreements; and asset-backed securities.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including advisory fees; administration fees; shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 03/01/13 – 08/31/13.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	03/01/13	08/31/13	03/01/13 – 08/31/13
Actual (0.01% return)	$1,000.00	$1,000.05	$0.95
Hypothetical (5% annual return before expenses)	$1,000.00	$1,024.12	$0.96

  @  Expenses are equal to the Fund's annualized expense ratio of 0.19% multiplied by the average account value over the period, multiplied by 183@@/365 (to reflect the one-half year period). If the fund had borne all of its expenses, the annualized expense ratio would have been 0.45%.

  @@  Adjusted to reflect non-business day accruals.

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2012, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one- and three-year periods but better than its peer group average for the five-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that while the Fund's management fee was higher than its peer group average, the total expense ratio was lower than its peer group average. After discussion, the Board concluded that the Fund's: (i) performance was acceptable, (ii) management fee was acceptable, and (iii) total expense ratio was competitive.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the

Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments  ■  August 31, 2013

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
	Repurchase Agreements (37.6%)
$405,000	ABN Amro Securities LLC, (dated 08/30/13; proceeds $405,002,700; fully collateralized by various U.S. Government Agencies, 2.50% - 5.50% due 07/01/20 - 07/01/43, and by a U.S. Government Obligation, 1.25% due 04/15/14; valued at $417,039,958)	0.06%		09/03/13	$405,000,000
80,000	Bank of Montreal, (dated 08/30/13; proceeds $80,000,778; fully collateralized by various U.S. Government Agencies, 0.76% - 6.00% due 02/24/16 - 08/01/43, and various U.S. Government Obligations, 0.63% - 0.88% due 02/28/17 - 10/31/17; valued at $82,351,321)	0.05		09/06/13	80,000,000
25,000	Bank of Montreal, (dated 08/30/13; proceeds $25,000,167; fully collateralized by various U.S. Government Agencies, 4.00% - 5.50% due 01/01/38 - 02/01/42; valued at $25,759,718)	0.06		09/03/13	25,000,000
160,000	Bank of Nova Scotia, (dated 08/30/13; proceeds $160,001,067; fully collateralized by a U.S. Government Obligation, 0.63% due 08/31/17; valued at $163,200,086)	0.06		09/03/13	160,000,000
130,000	Bank of Nova Scotia, (dated 01/07/13; proceeds $130,247,000; fully collateralized by various U.S. Government Agencies, 3.00% - 4.50% due 03/01/26 - 04/01/43; valued at $134,290,766) (Demand 09/06/13)	0.19	(a)	01/02/14	130,000,000
35,000	Bank of Nova Scotia, (dated 03/06/13; proceeds $35,070,583; fully collateralized by various U.S. Government Agencies, 3.00% - 6.50% due 03/01/26 - 06/01/43; valued at $36,536,232) (Demand 09/06/13)	0.20	(a)	03/04/14	35,000,000
105,000	Bank of Nova Scotia, (dated 03/15/13; proceeds $105,210,000; fully collateralized by various U.S. Government Agencies, 2.50% - 4.50% due 03/01/26 - 03/01/43; valued at $108,539,760) (Demand 09/06/13)	0.20	(a)	03/10/14	105,000,000

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments  ■  August 31, 2013 continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
$54,240	BNP Paribas Securities Corp., (dated 08/30/13; proceeds $54,240,301; fully collateralized by various U.S. Government Agencies, 2.33% - 4.68% due 06/01/19 - 08/01/43; valued at $55,867,200)	0.05%		09/03/13	$54,240,000
75,000	BNP Paribas Securities Corp., (dated 07/19/13; proceeds $75,019,833; fully collateralized by various U.S. Government Agencies, 1.63% - 3.00% due 01/20/28 - 05/20/43; valued at $77,250,000) (Demand 09/06/13)	0.08	(a)	11/15/13	75,000,000
40,000	BNP Paribas Securities Corp., (dated 06/03/13; proceeds $40,009,200; fully collateralized by various U.S. Government Agencies, 1.75% - 3.75% due 07/20/24 - 06/20/42; valued at $41,200,000)	0.09		09/03/13	40,000,000
35,000	BNP Paribas Securities Corp., (dated 06/05/13; proceeds $35,010,325; fully collateralized by various U.S. Government Agencies, 1.63% - 5.00% due 01/20/23 - 04/20/43; valued at $36,050,000) (Demand 09/06/13)	0.09	(a)	10/01/13	35,000,000
100,000	BNP Paribas Securities Corp., (dated 07/08/13; proceeds $100,022,750; fully collateralized by various U.S. Government Agencies, 2.04% - 9.00% due 09/01/17 - 05/01/43; valued at $103,000,000) (Demand 09/06/13)	0.09	(a)	10/07/13	100,000,000
180,000	Credit Agricole Corp., (dated 08/30/13; proceeds $180,001,200; fully collateralized by various U.S. Government Agencies, 3.50% - 5.50% due 06/01/32 - 08/15/41; valued at $185,400,001)	0.06		09/03/13	180,000,000
25,000	Goldman Sachs & Co., (dated 08/30/13; proceeds $25,000,167; fully collateralized by various U.S. Government Agencies, 2.42% - 3.63% due 09/01/40 - 04/01/42; valued at $25,750,000)	0.06		09/03/13	25,000,000
315,000	ING Financial Markets LLC, (dated 08/30/13; proceeds $315,001,750; fully collateralized by various U.S. Government Agencies, 2.03% - 6.05% due 01/01/23 - 02/01/43; valued at $324,452,372)	0.05		09/03/13	315,000,000

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments  ■  August 31, 2013 continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
$62,000	Merrill Lynch Pierce Fenner & Smith, (dated 08/12/13; proceeds $62,018,600; fully collateralized by various U.S. Government Obligations, 2.13% - 2.38% due 12/31/15 - 01/15/17; valued at $63,240,050) (Demand 09/06/13)	0.09	(a)%	12/10/13	$62,000,000
180,000	Merrill Lynch Pierce Fenner & Smith, (dated 03/01/13; proceeds $180,186,000; fully collateralized by various U.S. Government Agencies, Zero Coupon - 6.21% due 11/27/13 - 06/05/36; valued at $183,600,041)	0.20		09/03/13	180,000,000
260,000	Mizuho Securities USA, Inc., (dated 08/30/13; proceeds $260,001,733; fully collateralized by various U.S. Government Agencies, 1.77% - 11.00% due 10/01/14 - 11/01/39; valued at $267,883,929)	0.06		09/03/13	260,000,000
50,000	RBC Capital Markets LLC, (dated 08/30/13; proceeds $50,000,333; fully collateralized by various U.S. Government Agencies, 3.50% - 4.50% due 08/01/42 - 09/01/42; valued at $51,500,000)	0.06		09/03/13	50,000,000
285,000	RBC Capital Markets LLC, (dated 04/01/13; proceeds $285,202,825; fully collateralized by various U.S. Government Agencies, 1.36% - 6.00% due 06/01/26 - 09/01/44; valued at $293,550,000) (Demand 09/06/13)	0.14	(a)	10/01/13	285,000,000
320,000	Wells Fargo Bank NA, (dated 08/30/13; proceeds $320,002,133; fully collateralized by various U.S. Government Agencies, 1.17% - 8.43% due 08/04/15 - 11/02/40; valued at $326,400,006)	0.06		09/03/13	320,000,000
255,000	Wells Fargo Securities LLC, (dated 08/30/13; proceeds $255,001,700; fully collateralized by various U.S. Government Agencies, 1.84% - 4.50% due 06/01/20 - 09/01/43; valued at $262,650,001)	0.06		09/03/13	255,000,000

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments  ■  August 31, 2013 continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
$300,000	Wells Fargo Securities LLC, (dated 08/30/13; proceeds $300,002,000; fully collateralized by various U.S. Government Agencies, Zero Coupon - 2.50% due 09/03/13 - 06/10/16; valued at $306,025,177)	0.06%	09/03/13	$300,000,000
	Total Repurchase Agreements (Cost $3,476,240,000)			3,476,240,000
	Commercial Paper (22.0%)
	Automobiles (1.7%)
156,300	Toyota Motor Credit Corp.	0.23 - 0.27	01/02/14 - 01/16/14	156,156,613
	International Banks (20.3%)
40,700	Caisse Des Depots Et (b)	0.20	12/17/13	40,675,580
385,400	Caisse Des Depots Et	0.21 - 0.22	11/26/13 - 01/10/14	385,156,050
106,000	DBS Bank Ltd. (b)	0.20	12/03/13 - 12/06/13	105,943,761
46,600	Deutsche Bank Financial LLC	0.31	11/26/13	46,565,089
350,000	NRW Bank	0.08 - 0.09	09/03/13	349,997,604
177,200	Oversea Chinese Banking Corporation	0.19 - 0.27	10/02/13 - 11/06/13	177,151,260
241,300	Skandin Ens Banken AB (b)	0.30 - 0.31	11/01/13 - 12/03/13	241,164,662
105,750	Societe Generale	0.30	10/31/13	105,696,244
227,500	Sumitomo Mitsui Banking Corp.	0.08 - 0.22	09/05/13 - 12/10/13	227,395,948
129,000	Swedbank AB	0.24 - 0.26	11/21/13 - 12/19/13	128,905,054
66,000	United Overseas Bank Ltd. (b)	0.27	01/06/14	65,936,640
				1,874,587,892
	Total Commercial Paper (Cost $2,030,744,505)			2,030,744,505
	Certificates of Deposit (16.2%)
	International Banks
298,200	Bank of Montreal	0.05 - 0.19	09/04/13 - 11/12/13	298,200,000
142,000	Credit Suisse NY	0.33	12/30/13	142,000,000
231,200	Deutsche Bank AG	0.35 - 0.37	10/30/13 - 11/26/13	231,200,000
350,000	Lloyds TSB Bank PLC	0.08 - 0.09	09/05/13 - 09/06/13	350,000,000
94,000	Skandin Ens Banken AB	0.30	11/07/13	93,999,114
265,000	Sumitomo Mitsui Banking Corp.	0.10 - 0.23	09/03/13 - 09/10/13	265,000,000
68,900	Svenska Handelsbanken AB	0.22	11/22/13	68,902,377
50,000	Swedbank AB	0.09	09/03/13	50,000,000
	Total Certificates of Deposit (Cost $1,499,301,491)			1,499,301,491

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments  ■  August 31, 2013 continued

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (c)	MATURITY DATE	VALUE
	Floating Rate Notes (11.5%)
	International Banks
$69,000	ASB Finance Ltd. (b)	0.29%	10/03/13	01/03/14	$69,000,000
34,100	BNZ International Funding Ltd.	0.29	09/06/13	12/06/13	34,100,000
34,600	BNZ International Funding Ltd. (b)	0.29	09/09/13	12/09/13	34,600,000
140,000	Credit Suisse NY	0.26	09/23/13	11/28/13	140,000,000
78,700	HSBC Bank PLC	0.27	10/10/13	04/10/14	78,700,000
192,900	National Australia Bank	0.26	10/11/13	10/11/13	192,900,000
215,000	Rabobank Nederland NY	0.33	09/24/13	03/24/14	215,000,000
219,500	Toronto Dominion Bank	0.27	09/13/13 - 10/21/13	09/13/13 - 10/21/13	219,500,000
75,000	Westpac Banking Corp.	0.27	10/09/13	10/09/13	75,000,000
	Total Floating Rate Notes (Cost $1,058,800,000)				1,058,800,000
	Extendible Floating Rate Notes (8.9%)
	Domestic Banks (4.9%)
220,000	JP Morgan Chase Bank NA	0.35	09/07/13	03/07/19	220,000,000
	(Extendible Maturity Date 09/07/2014)
227,250	Wells Fargo Bank NA	0.32	09/13/13 - 09/20/13	03/20/19 - 07/15/19	227,250,000
	(Extendible Maturity Date 09/15/2014 - 09/19/2014)
					447,250,000
	International Banks (4.0%)
92,000	Bank of Nova Scotia	0.33	10/30/13	01/31/19	92,000,000
	(Extendible Maturity Date 09/30/2014)
149,000	Royal Bank of Canada	0.32	10/01/13	04/01/19	148,990,002
	(Extendible Maturity Date 08/29/2014)
130,000	Svenska Handelsbanken AB (b)	0.27	09/16/13	05/13/16	130,000,000
	(Extendible Maturity Date 02/14/2014)
					370,990,002
	Total Extendible Floating Rate Notes (Cost $818,240,002)				818,240,002

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments  ■  August 31, 2013 continued

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (c)	MATURITY DATE	VALUE
	Tax-Exempt Instruments (2.5%)
	Weekly Variable Rate Bonds
$22,000	California Statewide Communities Development Authority, Kaiser Permanente Ser 2009 C-2	0.04%	09/06/13	04/01/46	$22,000,000
24,740	Eastern Municipal Water District, CA, Water & Sewer Ser 2008 A COPs	0.05	09/06/13	07/01/30	24,740,000
9,575	Fremont, CA, Ser 2008 COPs	0.05	09/06/13	08/01/38	9,575,000
10,000	Indiana Finance Authority, Parkview Health System Ser 2009 B	0.06	09/06/13	11/01/39	10,000,000
40,800	Los Angeles Department of Water & Power, CA, Water System 2001 Ser B Subser B-1	0.05	09/06/13	07/01/35	40,800,000
18,700	Miami-Dade County, FL, Professional Sports Franchise Facilities Tax Ser 2009 E	0.07	09/06/13	10/01/48	18,700,000
11,700	Nassau County Interim Finance Authority, NY, Sales Tax Ser 2008 A	0.07	09/06/13	11/15/25	11,700,000
	New York State Housing Finance Agency,
15,000	10 Barclay Street 2004 Ser A	0.06	09/06/13	11/15/37	15,000,000
20,000	Gotham West Housing Ser 2011 B (Taxable)	0.17	09/06/13	05/01/45	20,000,000
27,400	NGSP, Inc., Series 2006	0.17	09/06/13	06/01/46	27,400,000
8,830	Pennsylvania Housing Finance Agency, Single Family Mortgage Ser 2004-82C (AMT)	0.07	09/06/13	10/01/34	8,830,000
10,000	Sacramento Transportation Authority, CA, Measure A Sales Tax Ser 2009 A	0.03	09/06/13	10/01/38	10,000,000

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments  ■  August 31, 2013 continued

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (c)	MATURITY DATE	VALUE
$14,000	Wyoming Student Loan Corporation, Student Loan Senior Ser 2010 A-2	0.06%	09/06/13	04/01/39	$14,000,000
	Total Weekly Variable Rate Bonds (Cost $232,745,000)				232,745,000
		ANNUALIZED YIELD ON DATE OF PURCHASE
	Time Deposits (1.1%)
	Domestic Banks
50,000	DNB Nor Bank ASA Cayman Islands	0.06%		09/03/13	50,000,000
50,000	US Bank Cayman Islands	0.11		09/03/13	50,000,000
	Total Time Deposits (Cost $100,000,000)				100,000,000
	Total Investments (Cost $9,216,070,998)			99.8%	9,216,070,998
	Other Assets in Excess of Liabilities			0.2	17,212,684
	Net Assets			100.0%	$9,233,283,682

  AMT  Alternative Minimum Tax.

  COPs  Certificates of Participation.

  (a)  Rate shown is the rate in effect at August 31, 2013.

  (b)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (c)  Date of next interest rate reset.

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Financial Statements

Statement of Assets and Liabilities

August 31, 2013

Assets:
Investments in securities, at value (cost $9,216,070,998, including value of repurchase agreements of $3,476,240,000)	$9,216,070,998
Cash	197,327
Receivable for:
Interest	2,113,033
Capital stock sold	138,754,261
Prepaid expenses and other assets	169,497
Total Assets	9,357,305,116
Liabilities:
Payable for:
Capital stock redeemed	121,718,155
Transfer agent fee	1,203,773
Administration fee	375,938
Advisory fee	270,445
Accrued expenses and other payables	453,123
Total Liabilities	124,021,434
Net Assets	$9,233,283,682
Composition of Net Assets:
Paid-in-capital	$9,233,267,958
Accumulated undistributed net investment income	100,612
Accumulated net realized loss	(84,888)
Net Assets	$9,233,283,682
Net Asset Value Per Share 9,233,393,832 shares outstanding (50,000,000,000 shares authorized of $0.01 par value)	$1.00

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Financial Statements continued

Statement of Operations

For the year ended August 31, 2013

Net Investment Income:
Interest Income	$22,846,387
Expenses
Advisory fee (Note 3)	22,178,063
Shareholder services fee (Note 4)	9,624,306
Administration fee (Note 3)	4,812,153
Transfer agent fees and expenses	4,593,540
Shareholder reports and notices	882,290
Custodian fees	332,896
Directors' fees and expenses	228,540
Professional fees	103,798
Registration fees	36,407
Other	206,227
Total Expenses	42,998,220
Less: amounts waived/reimbursed (Note 4)	(21,114,130)
Net Expenses	21,884,090
Net Investment Income	962,297
Net Realized Gain	5,422
Net Increase	$967,719

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2013	FOR THE YEAR ENDED AUGUST 31, 2012
Increase (Decrease) in Net Assets: Operations:
Net investment income	$962,297	$703,091
Net realized gain	5,422	99
Net Increase	967,719	703,190
Dividends to shareholders from net investment income	(962,441)	(702,995)
Net increase (decrease) from capital stock transactions	(1,133,201,206)	4,211,576,477
Net Increase (Decrease)	(1,133,195,928)	4,211,576,672
Net Assets:
Beginning of period	10,366,479,610	6,154,902,938
End of Period (Including accumulated undistributed net investment income of $100,612 and $101,255, respectively)	$9,233,283,682	$10,366,479,610

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements  ■  August 31, 2013

1. Organization and Accounting Policies

Morgan Stanley Liquid Asset Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objectives are high current income, preservation of capital and liquidity. The Fund was incorporated in Maryland on September 3, 1974 and commenced operations on September 22, 1975.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Repurchase Agreements — The Fund invests directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

D. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the close of each business day.

E. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

F. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements  ■  August 31, 2013 continued

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements  ■  August 31, 2013 continued

The following is a summary of the inputs used to value the Fund's investments as of August 31, 2013.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Repurchase Agreements	$—	$3,476,240,000	$—	$3,476,240,000
Commercial Paper	—	2,030,744,505	—	2,030,744,505
Certificates of Deposit	—	1,499,301,491	—	1,499,301,491
Floating Rate Notes	—	1,058,800,000	—	1,058,800,000
Extendible Floating Rate Notes	—	818,240,002	—	818,240,002
Tax-Exempt Instruments
Weekly Variable Rate Bonds	—	232,745,000	—	232,745,000
Time Deposits	—	100,000,000	—	100,000,000
Total Assets	$—	$9,216,070,998	$—	$9,216,070,998

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of August 31, 2013, the Fund did not have any investments transfer between investment levels.

3. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Management Inc. (the "Adviser"), the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; 0.275% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $1.75 billion; 0.25% to the portion of the daily net assets exceeding $1.75 billion but not exceeding $2.25 billion; 0.225% to the portion of the daily net assets exceeding $2.25 billion but not exceeding $2.75 billion; 0.20% to the portion of the daily net assets exceeding $2.75 billion but not exceeding $15 billion; 0.199% to the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion; 0.198% to the portion of the daily net assets exceeding $17.5 billion but not exceeding $25 billion; 0.197% to the portion of the daily net assets exceeding $25 billion but not exceeding $30 billion; and 0.196% to the portion of the

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements  ■  August 31, 2013 continued

daily net assets exceeding $30 billion. For the year ended August 31, 2013, the advisory fee rate (net of waivers) was equivalent to an annual effective rate of 0.11% of the Fund's daily net assets.

The Adviser entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited (the "Sub-Adviser"), a wholly-owned subsidiary of Morgan Stanley. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser provides the Fund with advisory services, subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser paid the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund. The Board voted to terminate the Sub-Advisory Agreement on December 5, 2012.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.05% to the Fund's daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

4. Shareholder Services Plan

Pursuant to a Shareholder Services Plan (the "Plan"), the Fund may pay Morgan Stanley Distribution, Inc. (the "Distributor") as compensation for the provision of services to shareholders a service fee up to the rate of 0.15% on an annualized basis of the average daily net assets of the Fund.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended August 31, 2013, the distribution fee was accrued at the annual rate of 0.10%.

The Distributor, Adviser and Administrator have agreed to waive and/or reimburse all or a portion of the Fund's shareholder services fee, advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Fund on a daily basis. For the year ended August 31, 2013, the Distributor waived $9,624,306, and the Adviser waived $11,489,824. These fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors ("Directors") acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems such action is appropriate.

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements  ■  August 31, 2013 continued

5. Security Transactions and Transactions with Affiliates

Morgan Stanley Services Company Inc., an affiliate of the Adviser and Distributor, was the Fund's transfer agent. Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended August 31, 2013, included in "Directors' fees and expenses" in the Statement of Operations amounted to $4,460. At August 31, 2013, the Fund had an accrued pension liability of $59,464, which is included in "Accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees they receive for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

6. Capital Stock

Transactions in capital stock, at $1.00 per share, were as follows:

	FOR THE YEAR ENDED AUGUST 31, 2013	FOR THE YEAR ENDED AUGUST 31, 2012
Shares sold	34,115,342,085	28,930,086,657
Shares issued in reinvestment of dividends	962,441	697,116
	34,116,304,526	28,930,783,773
Shares redeemed	(35,249,505,732)	(24,719,207,296)
Net increase (decrease) in shares outstanding	(1,133,201,206)	4,211,576,477

7. Risks Relating to Certain Financial Instruments

The Fund may invest in, or receive as collateral for repurchase agreements, securities issued by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements  ■  August 31, 2013 continued

("FHLMC"). Securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Fund may enter into repurchase agreements under which the Fund sends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to certain costs and delays.

8. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid daily. Net realized capital gains, if any, are distributed at least annually.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended August 31, 2013, remains subject to examination by taxing authorities.

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements  ■  August 31, 2013 continued

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2013 and 2012 was as follows:

2013 DISTRIBUTIONS PAID FROM: ORDINARY INCOME	2012 DISTRIBUTIONS PAID FROM: ORDINARY INCOME
$962,441	$702,995

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to deferred compensation, resulted in the following reclassifications among the Fund's components of net assets at August 31, 2013:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
($499)	$499	—

At August 31, 2013, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$234,601	—

At August 31, 2013, the aggregate cost for federal income tax purposes is the same as the cost for book purposes.

At August 31, 2013, the Fund had available for Federal income tax purposes unused short term capital losses of $83,955 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements  ■  August 31, 2013 continued

will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended August 31, 2013, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of $6,854.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended August 31, 2013, the Fund deferred to September 1, 2013 for U.S. Federal income tax purposes the following losses:

POST-OCTOBER CURRENCY AND SPECIFIED ORDINARY LOSSES	POST-OCTOBER CAPITAL LOSSES
—	$933

9. Accounting Pronouncement

In January 2013, Accounting Standards Update 2013-01 ("ASU 2013-01"), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 ("ASU 2011-11"), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Morgan Stanley Liquid Asset Fund Inc.

Financial Highlights

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

	FOR THE YEAR ENDED AUGUST 31,
	2013		2012		2011		2010^		2009^
Selected Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Net income from investment operations	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)	0.005
Less dividends from net investment income	(0.000	)(1)	(0.000	)(1)	(0.000	)(1)(2)	(0.000	)(1)(2)	(0.005)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	0.01%		0.01%		0.01%		0.01%		0.49%
Ratios to Average Net Assets:
Net expenses	0.23	%(3)	0.25	%(3)	0.25	%(3)	0.27	%(3)(4)	0.57	%(3)(4)
Net investment income	0.01	%(3)	0.01	%(3)	0.01	%(3)	0.01	%(3)(4)	0.61	%(3)(4)
Supplemental Data:
Net assets, end of period, in millions	$9,233		$10,366		$6,155		$2,880		$3,768

  ^  Beginning with the year ended August 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  Amount is less than $0.001.

  (2)  Includes capital gain distribution of less than $0.001.

  (3)  If the Fund had borne all of its expenses that were reimbursed or waived by the Distributor, Adviser, and Administrator, the annualized expense and net investment income (loss) ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME (LOSS) RATIO
August 31, 2013	0.45%	(0.21)%
August 31, 2012	0.47	(0.21)
August 31, 2011	0.58	(0.32)
August 31, 2010	0.71	(0.43)
August 31, 2009	0.69	0.49

  (4)  Reflects fees paid in connection with the U.S. Treasury's Temporary Guarantee Program for Money Market Funds. This fee had an effect of 0.005% and 0.05% for the years ended 2010 and 2009, respectively.

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Liquid Asset Fund Inc.

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Liquid Asset Fund Inc. (the "Fund"), including the portfolio of investments, as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the two years ended August 31, 2010 were audited by another independent registered public accounting firm whose report, dated October 26, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Liquid Asset Fund Inc. at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 22, 2013

Morgan Stanley Liquid Asset Fund Inc.

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

Morgan Stanley Liquid Asset Fund Inc.

U.S. Privacy Policy (unaudited) continued

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

Morgan Stanley Liquid Asset Fund Inc.

U.S. Privacy Policy (unaudited) continued

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

Morgan Stanley Liquid Asset Fund Inc.

U.S. Privacy Policy (unaudited) continued

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:
Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies,

Morgan Stanley Liquid Asset Fund Inc.

U.S. Privacy Policy (unaudited) continued

your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice to Residents of Vermont
The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Liquid Asset Fund Inc.

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Morgan Stanley Liquid Asset Fund Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (Since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				104	Director and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.

Morgan Stanley Liquid Asset Fund Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (and since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Liquid Asset Fund Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Close-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.

Morgan Stanley Liquid Asset Fund Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) One New York Plaza New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  Each Director serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Morgan Stanley Liquid Asset Fund Inc.

Director and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Kevin Klingert (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Money Market and Liquidity Funds	Since September 2010

President and Principal Executive Officer (since September 2010) of the Money Market and Liquidity Funds; Head of Morgan Stanley Investment Management Liquidity business (since July 2010); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2007). Formerly, Global Head, Chief Operating Officer and Acting Chief Investment Officer of the Fixed Income Group of the Adviser (April 2008-July 2010); Head of Global Liquidity Portfolio Management and co-head of Liquidity Credit Research of Morgan Stanley Investment Management (December 2007-July 2010) and Vice President of the funds in the Fund Complex (June 2008-July 2010). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991-January 2007).

Mary Ann Picciotto (40) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  Each Officer serves an indefinite term, until his or her successor is elected.

Item 2.  Code of Ethics.

(a)      The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)      No information need be disclosed pursuant to this paragraph.

(c)       Not applicable.

(d)      Not applicable.

(e)       Not applicable.

(f)

(1)   The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)   Not applicable.

(3)   Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2013

	Registrant			Covered Entities(1)
Audit Fees		$33, 664		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)		$(2)
Tax Fees		$3,765	(3)	$6,846,937	(4)
All Other Fees	$			$192,000	(5)
Total Non-Audit Fees		$3,765		$7,038,937

Total		$37,429		$7,038,937

2012

	Registrant			Covered Entities(1)
Audit Fees		$29,565		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)		$(2)
Tax Fees		$4,547	(3)	$197,626	(4)
All Other Fees	$			$1,148,453	(5)
Total Non-Audit Fees		$4,547		$1,346,079

Total		$34,112		$1,346,079

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)                     Not applicable.

(g)                    See table above.

(h)      The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5.   Audit Committee of Listed Registrants.

(a)         The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Liquid Asset Fund Inc.

/s/ Kevin Klingert
Kevin Klingert
Principal Executive Officer
October 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kevin Klingert
Kevin Klingert
Principal Executive Officer
October 22, 2013

/s/ Francis Smith
Francis Smith
Principal Financial Officer
October 22, 2013